Content Assets, Net	12 Months Ended
Dec. 31, 2023
Content Assets [Abstract]
Content Assets
Note 7. Content Assets, Net
Content assets, net consists of the following (in thousands):

	December 31,
	2023	2022
Released, less amortization	$21,134	$34,713
In production	225	175

Content assets, net	$21,359	$34,888

The Company expects $14.4 million of content assets to be amortized during the next 12 months and 100% of the balance within three years. The Company recorded amortization expense for content assets
of $23.8 million and $24.3 million during the years ended December 31, 2023 and 2022, respectively. In the beginning of the fourth quarter of 2023, the Company prospectively modified the amortization of the content assets due to a change in customer streaming behavior. This resulted in an acceleration of the content asset amortization of $2.1 million for the year ended December 31, 2023.